SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act



                                  JUNE 8, 2000
                        (Date of Earliest Event Reported)


                        ENERGROUP TECHNOLOGIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


           UTAH                        2-97007-D           87-0420774
   (State or other Jurisdiction) (Commission File No.) (IRS Employer I.D. No.)



                         5525 SOUTH 900 EAST, SUITE 110
                           SALT LAKE CITY, UTAH 84117
                      (Principal Executive Office Address)


        Registrant's Telephone Number, Including Area Code: (801)262-8844


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Item 1.   Changes in Control of Registrant.

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.

          None; not applicable.

Item 3.   Bankruptcy or Receivership.

          None; not applicable
Item 4.   Changes in Registrant's Certifying Accountant.

     Mantyla McReynolds, Certified Public Acountants, of Salt Lake City, Utah, has been retained to audit the financials of the Registrant as of June 8, 2000. Mantyla McReynolds, CPA, are preparing audited financial statements of the Registrant for the calendar years ended December 31, 1999 and 1998; The Registrant has not been able to contact its previous auditor, Coopers & Lybrand, Certified Public Accountants, of Indianapolis, Indiana. There were no disagreements between the Registrant and the previous auditor, Coopers & Lybrand, CPA, the Registrant has had no activitiy since 1987, and the auditor has since then relocated and has not been found or is no longer in business.

     It is not anticipated that the reports of Mantyla McReynolds, will contain any adverse opinion or disclaimer or opinion, with the exception of a standard "going concern" qualification, if applicable.

Item 5.   Other Events.

          None; not applicable.

Item 6.   Resignations of Directors and Executive Officers.

          None; not applicable

Item 7.   Financial Statements and Exhibits.

          Financial Statements.
          ---------------------

          None; not applicable.

          Exhibits.
          ---------

          None; not applicable

Item 8.   Change in Fiscal Year.

          None; not applicable.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ENERGROUP TECHNOLOGIES CORP.


Date: June 08, 2000                 /S/ JAMES DOOLIN
     ---------------                --------------------------------------
                                    JAMES DOOLIN , PRESIDENT AND DIRECTOR